Interpublic Group

Fourth Quarter & Full Year 2008
Earnings Conference Call
February 27, 2009

Overview

- In FY-08, we achieved fully competitive organic revenue growth of 3.8% and operating margin of 8.5%, while doubling diluted E.P.S. to $0.52

- In Q4's significantly changed global economy, our organic revenue decrease was 2.2%, while operating income increased 22% to $331 million and diluted E.P.S. increased 26% to $0.39

- Cash flow from operations in 2008 was $865 million compared to $298 million in 2007

- Entering 2009 with ample total liquidity and a strong balance sheet

IPG

Operating Performance

	Three Months Ended December 31,			
	2008		2007	
Revenue	$	1,901.8	$	1,982.5
Salaries and Related Expenses		1,081.1		1,106.0
Office and General Expenses		484.2		578.2
Restructuring and Other Reorganization-Related Charges		5.9		26.5
Operating Income		330.6		271.8
Interest Expense		(48.0)		(64.7)
Interest Income		15.6		32.8
Other (Expense) Income		(0.8)		6.8
Income before Income Taxes		297.4		246.7
Provision for Income Taxes		65.7		60.2
Net Equity Interests (Net of Tax)		(14.7)		(8.1)
Net Income		217.0		178.4
Dividends on Preferred Stock		6.9		6.9
Allocation to Participating Securities		0.3		8.8
Net Income Applicable to Common Stockholders	$	209.8	$	162.7
Earnings per share of common stock:				
Basic	$	0.45	$	0.35
Diluted	$	0.39	$	0.31
Weighted-average number of common shares outstanding:				
Basic		463.4		458.9
Diluted		562.7		545.3

(Amounts in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Twelve Months Ended	
December 31, 2007	$ 1,982.5		$ 6,554.2	
Total change	(80.7)	(4.1%)	408.5	6.2%
Foreign currency changes	(84.0)	(4.2%)	71.5	1.1%
Net acquisitions/(divestitures)	46.9	2.4%	87.6	1.3%
Organic	(43.6)	(2.2%)	249.4	3.8%
December 31, 2008	$ 1,901.8		$ 6,962.7	

IPG

Segments

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2008	2007	Total	Organic	2008	2007	Total	Organic
IAN	$ 1,641.1	$1,683.5	(2.5%)	(1.5%)	$5,870.7	$5,505.7	6.6%	3.4%
CMG	$ 260.7	$ 299.0	(12.8%)	(6.3%)	$1,092.0	$1,048.5	4.1%	6.2%

Integrated Agency Networks ("IAN"): McCann, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation on page 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended December 31, 2008		Twelve Months Ended December 31, 2008	
	Total	Organic	Total	Organic
United States	(1.9%)	(2.7%)	3.7%	3.2%
International	(6.3%)	(1.7%)	9.4%	4.6%
United Kingdom	(23.0%)	(3.5%)	1.5%	7.1%
Continental Europe	(8.5%)	(4.0%)	7.5%	1.7%
Asia Pacific	(3.5%)	(0.5%)	13.1%	5.6%
Latin America	(0.9%)	12.0%	12.5%	9.5%
All Other Markets	18.8%	(5.2%)	20.6%	2.9%
Worldwide	**(4.1%)**	**(2.2%)**	**6.2%**	**3.8%**

"All Other Markets" includes Canada, Africa and Middle East.

See reconciliation on page 19.

IPG

Organic Revenue Growth



Last Twelve Months
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%

See reconciliation on page 20.

Expenses

Salaries & Related

	2008	2007	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 1,081.1	$ 1,106.0	$ (24.9)	(2.3%)	0.7%
% of Revenue	*56.8%*	*55.8%*			
Three months severance	$ 48.4	$ 32.0	$ 16.4	51.3%	
% of Revenue	*2.5%*	*1.6%*			
Twelve Months Ended December 31,	$ 4,342.6	$ 4,139.2	$ 203.4	4.9%	2.5%
% of Revenue	*62.4%*	*63.2%*			
Twelve months severance	$ 88.3	$ 79.5	$ 8.8	11.1%	
% of Revenue	*1.3%*	*1.2%*			

Office & General

	2008	2007	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 484.2	$ 578.2	$ (94.0)	(16.3%)	(12.2%)
% of Revenue	*25.5%*	*29.2%*			
Three months professional fees	$ 40.5	$ 48.7	$ (8.2)	(16.8%)	
% of Revenue	*2.1%*	*2.5%*			
Twelve Months Ended December 31,	$ 2,013.3	$ 2,044.8	$ (31.5)	(1.5%)	(2.6%)
% of Revenue	*28.9%*	*31.2%*			
Twelve months professional fees	$ 140.9	$ 166.7	$ (25.8)	(15.5%)	
% of Revenue	*2.0%*	*2.5%*			

See reconciliation on page 21.

($ in Millions)

IPG

Adjusted Operating Margin



Last Twelve Months
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 22.

Cash Flow

	Twelve Months Ended December 31, 2008	2007
NET INCOME	$ 295	$ 168
OPERATING ACTIVITIES		
Depreciation & amortization	282	288
Deferred taxes	52	(22)
Other non-cash items	69	50
Change in working capital, net	194	(171)
Other non-current assets & liabilities	(27)	(15)
Cash provided by Operating Activities	865	298
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(106)	(151)
Business & investment purchases/sales, net	(6)	50
Capital expenditures	(138)	(148)
Cash used in Investing Activities*	(250)	(249)
FINANCING ACTIVITIES		
Repayment of 4.50% Convertible Senior Notes	(191)	-
(Decrease) increase in short-term bank borrowings	(24)	10
Preferred stock dividends	(28)	(28)
Issuance costs & consent fees	(11)	(4)
Other	(23)	(15)
Cash used in Financing Activities	(277)	(37)
Currency Effect	(93)	66
Increase in Cash & S/T Marketable Securities	$ 245 [1]	$ 78 [2]

[1] Additionally, we reclassified $7 of S/T Marketable Securities to Other Assets.

[2] Additionally, we acquired $8 of S/T Marketable Securities held by one of our acquisitions and realized an other-than-temporary charge of $6 related to investments in auction rate securities.

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23.

($ in Millions)

IPG

Balance Sheet – Current Portion

	December 31, 2008	December 31, 2007
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,107.2	$ 2,014.9
Marketable securities	167.7	22.5
Accounts receivable, net	3,746.5	4,132.7
Expenditures billable to clients	1,099.5	1,210.6
Other current assets	366.7	305.1
Total current assets	**$ 7,487.6**	**$ 7,685.8**
CURRENT LIABILITIES:		
Accounts payable	$ 4,022.6	$ 4,124.3
Accrued liabilities	2,521.6	2,691.2
Short-term debt	332.8	305.1
Total current liabilities	**$ 6,877.0**	**$ 7,120.6**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.1 billion



$800
$600
$400
$200
$0
$333
$250
$500
$400(A)
$209(B)
$350
2009
2010
2011
2012
2013
2014
Face Value as of December 31, 2008
Other Short-Term Debt
Long-Term Debt
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023.

(B) Discrete option to put 4.50% and 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

($ in Millions)

IPG

Summary

- Pleased with Q4- and FY-2008 performance
- Managing our expense base for a decrease in '09 revenue
- Well-positioned for a more challenging environment
  - → Competitive across-the-board
  - → Diversified service offering
  - → Global revenue base
  - → Flexible cost structure
  - → Strong financial resources

IPG

Interpublic Group

Appendix

Operating Performance

	Twelve months ended December 31,			
	2008		2007	
Revenue	$	6,962.7	$	6,554.2
Salaries and Related Expenses		4,342.6		4,139.2
Office and General Expenses		2,013.3		2,044.8
Restructuring and Other Reorganization-Related Charges		17.1		25.9
Operating Income		589.7		344.3
Interest Expense		(211.9)		(236.7)
Interest Income		90.6		119.6
Other Income		3.1		8.5
Income before income taxes		471.5		235.7
Provision for Income Taxes		156.6		58.9
Net Equity Interests (Net of Tax)		(19.9)		(9.2)
Net Income		295.0		167.6
Dividends on Preferred Stock		27.6		27.6
Allocation to Participating Securities		2.2		8.7
Net Income Applicable to Common Stockholders	$	265.2	$	131.3
Earnings per share of common stock:				
Basic	$	0.57	$	0.29
Diluted	$	0.52	$	0.26
Weighted-average number of common shares outstanding:				
Basic		461.5		457.7
Diluted		518.3		503.1

(Amounts in Millions, except per share amounts)

Cash Flow

	Three Months Ended December 31, 2008		2007	
NET INCOME	$	217	$	178
OPERATING ACTIVITIES				
Depreciation & amortization		66		81
Deferred taxes		48		14
Other non-cash items		48		32
Change in working capital, net		353		223
Other non-current assets & liabilities		(13)		(10)
Cash provided by Operating Activities		719		518
INVESTING ACTIVITIES				
Acquisitions & deferred payments, net		(5)		(29)
Business & investment purchases/sales, net		6		33
Capital expenditures		(56)		(51)
Cash used in Investing Activities*		(55)		(47)
FINANCING ACTIVITIES				
(Decrease) increase in short-term bank borrowings		(1)		19
Preferred stock dividends		(7)		(7)
Other		(6)		(6)
Cash (used in) provided by Financing Activities		(14)		6
Currency Effect		(83)		33
Increase in Cash & S/T Marketable Securities	$	567	$	510 [(1)]

(1) Additionally, we realized an other-than-temporary charge of $6 related to investments in auction rate securities.

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 23.

($ in Millions)

IPG

Depreciation and Amortization

	2008				
	Q1	Q2	Q3	Q4	FY 2008
Depreciation and amortization of fixed assets and intangible assets	$ 43.1	$ 43.2	$ 44.2	$ 42.8	$ 173.3
Amortization of bond discounts and deferred financing costs	7.0	6.7	7.4	7.6	28.7
Amortization of restricted stock and other non-cash compensation	19.8	23.2	21.4	15.7	80.1
Total	$ 69.9	$ 73.1	$ 73.0	$ 66.1	$ 282.1

	2007				
	Q1	Q2	Q3	Q4	FY 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 40.9	$ 43.7	$ 49.6	$ 177.2
Amortization of bond discounts and deferred financing costs	7.8	7.8	7.8	7.4	30.8
Amortization of restricted stock and other non-cash compensation	19.6	13.1	22.6	24.4	79.7
Total	$ 70.4	$ 61.8	$ 74.1	$ 81.4	$ 287.7

($ in Millions)

Acquisition Payment Obligations*



$150
$125
$100
$75
$50
$25
$0
24
77
65
103
75
76
2
2008A
2009E
2010E
2011E
2012E
2013E
2014+ E

A - Actual cash paid
E - Estimated cash payments

* Excludes compensation expense

($ in Millions)

Reconciliation of Segment Revenue Change

IAN

	Three Months Ended		Twelve Months Ended	
December 31, 2007	$ 1,683.5		$ 5,505.7	
Total change	(42.4)	(2.5%)	365.0	6.6%
Foreign currency changes	(70.9)	(4.2%)	70.8	1.3%
Net acquisitions/(divestitures)	53.4	3.2%	109.4	2.0%
Organic	(24.9)	(1.5%)	184.8	3.4%
December 31, 2008	$ 1,641.1		$ 5,870.7	

CMG

	Three Months Ended		Twelve Months Ended	
December 31, 2007	$ 299.0		$ 1,048.5	
Total change	(38.3)	(12.8%)	43.5	4.1%
Foreign currency changes	(13.1)	(4.4%)	0.7	0.1%
Net acquisitions/(divestitures)	(6.5)	(2.2%)	(21.8)	(2.1%)
Organic	(18.7)	(6.3%)	64.6	6.2%
December 31, 2008	$ 260.7		$ 1,092.0	

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended December 31

	2008	2007	Total Change	Foreign Currency Changes	Net Acquisitions / (Divestitures)	Organic
United States	$ 982.5	$ 1,001.2	$ (18.7)	$ -	$ 8.3	$ (27.0)
United Kingdom	143.4	186.3	(42.9)	(36.4)	-	(6.5)
Continental Europe	351.2	383.7	(32.5)	(14.1)	(3.0)	(15.4)
Asia Pacific	191.6	198.5	(6.9)	(6.0)	-	(0.9)
Latin America	99.4	100.3	(0.9)	(12.9)	-	12.0
All Other Markets	133.7	112.5	21.2	(14.6)	41.6	(5.8)
Worldwide	$ 1,901.8	$ 1,982.5	$ (80.7)	$ (84.0)	$ 46.9	$ (43.6)

Twelve Months Ended December 31

	2008	2007	Total Change	Foreign Currency Changes	Net Acquisitions / (Divestitures)	Organic
United States	$ 3,786.3	$ 3,651.3	$ 135.0	$ -	$ 18.8	$ 116.2
United Kingdom	612.9	603.6	9.3	(41.9)	8.1	43.1
Continental Europe	1,150.4	1,070.2	80.2	81.4	(19.5)	18.3
Asia Pacific	657.3	581.3	76.0	22.3	21.3	32.4
Latin America	353.4	314.1	39.3	12.4	(2.8)	29.7
All Other Markets	402.4	333.7	68.7	(2.7)	61.7	9.7
Worldwide	$ 6,962.7	$ 6,554.2	$ 408.5	$ 71.5	$ 87.6	$ 249.4

"All Other Markets" includes Canada, Africa and Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7

($ in Millions)

IPG

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2007	$ 1,106.0		$ 4,139.2	
Foreign currency changes	(60.0)	(5.4%)	40.8	1.0%
Net acquisitions/(divestitures)	27.4	2.5%	59.4	1.4%
Organic	7.7	0.7%	103.2	2.5%
Total change	(24.9)	(2.3%)	203.4	4.9%
December 31, 2008	$ 1,081.1		$ 4,342.6	

Office & General

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2007	$ 578.2		$ 2,044.8	
Foreign currency changes	(32.1)	(5.6%)	16.5	0.8%
Net acquisitions/(divestitures)	8.6	1.5%	5.7	0.3%
Organic	(70.5)	(12.2%)	(53.7)	(2.6%)
Total change	(94.0)	(16.3%)	(31.5)	(1.5%)
December 31, 2008	$ 484.2		$ 2,013.3	

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2008	2007	2008	2007
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (55)	$ (47)	$ (250)	$ (249)
Net Purchase, sale and maturities of short-term marketable securities	(151)	75	(154)	(19)
Reported cash used in Investing Activities	$ (206)	$ 28	$ (404)	$ (268)

($ in Millions)

IPG

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline by Client Sector per Employee
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
ORGANIZATIONAL SIMPLIFICATION	Legal Entity Count
REAL ESTATE	Total Square Feet
CAPITAL EXPENDITURES	by Category
FINANCIAL	Available Liquidity $335-Million 3-Year Credit Facility Covenants

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$6,962.7

December 31, 2008

YTD

Unaudited data

($ in Millions)

Revenue by Client Sector

Top 100 Clients for the years ended December 31



2008
Health/Personal Care 19%
Tech & Telecom 25%
Auto & Transportation 13%
Food & Beverage 12%
Packaged Goods 8%
Financial Services 8%
Retail 6%
Other 9%



2007
Health/Personal Care 19%
Tech & Telecom 26%
Auto & Transportation 14%
Food & Beverage 14%
Packaged Goods 8%
Financial Services 7%
Retail 5%
Other 7%

Approximately 55% of consolidated revenue

Unaudited data

Revenue per Employee*


Last Twelve Months
$168.0
$164.0
$160.0
$156.0
$152.0
$148.0
$158.5
$161.6
$159.8
$156.6
LTM 12/31/08
LTM 9/30/08
LTM 6/30/08
LTM 3/31/08

* Headcount is a 5 point average

($ in Thousands)

Salaries & Related Expenses



% of Revenue, Last Twelve Months
66.0%
62.0%
58.0%
62.4%
63.2%
63.7%
LTM 12/31/08
LTM 12/31/07
LTM 12/31/06

Salaries & Related Expenses % of Revenue

Three and Twelve Months Ended December 31



Base, Benefits & Tax
55.0%
50.0%
45.0%
40.0%
45.3%
44.0%
51.6%
51.9%
Three Months
Twelve Months
Incentive Expense
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.3%
3.6%
3.4%
3.7%
Three Months
Twelve Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
2.5%
1.6%
1.3%
1.2%
Three Months
Twelve Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.7%
3.2%
3.1%
3.5%
Three Months
Twelve Months
2008
2007

All Other Salaries & Related, not shown, was 4.0% and 3.4% for the three months ended December 31, 2008 and 2007, respectively, and 3.0% and 2.9% for the twelve months ended December 31, 2008 and 2007, respectively.

IPG

Office & General Expenses



% of Revenue, Last Twelve Months
36.0%
30.0%
24.0%
28.9%
31.2%
33.6%
LTM 12/31/08
LTM 12/31/07
LTM 12/31/06

Office & General Expenses % of Revenue

Three and Twelve Months Ended December 31



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
2.5%
2.0%
2.5%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
10.0%
8.0%
6.0%
4.0%
2.0%
6.9%
7.2%
7.6%
8.1%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
3.9%
4.4%
4.3%
4.7%
Three Months
Twelve Months
All Other O&G
18.0%
16.0%
14.0%
12.0%
10.0%
12.6%
15.1%
15.0%
15.9%
Three Months
Twelve Months
2008
2007

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

IPG

Organizational Simplification


Legal Entity Count*
Year End
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,575
1,475
1,350
1,200
1,100
1,050
2003
2004
2005
2006
2007
2008

* Numbers are approximate as of year-end.

IPG

Real Estate



Total Square Feet
Year-End
15.0
10.0
5.0
0.0
2.7
2.4
2.4
2.1
1.6
12.4
11.9
11.4
10.9
10.9
2004
2005
2006
2007
2008
Occupied
Sublease/Vacant

(Amounts in Millions)

Capital Expenditures

Capital expenditures by category: technology, real estate and other



$160
$120
$80
$40
$0
$53
$54
$75
$78
$86
$71
$69
$58
2005
2006
2007
2008
Technology
Real Estate
Other

($ in Millions)

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$957
$2,275
$902
$1,708
$567
$1,856
$527
$1,512
$527
$2,037
12/31/2008
9/30/2008
6/30/2008
3/31/2008
12/31/2007
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

($ in Millions)

$335-Million 3-Year Credit Facility Covenants*

December 31, 2008

Covenants

I.	Interest Coverage Ratio not less than:	4.50x
	Actual Interest Coverage Ratio:	6.63x
II.	Leverage Ratio not greater than:	3.50x
	Actual Leverage Ratio:	2.50x
III.	EBITDA not less than:	$600.0
	Actual EBITDA:	$847.2

EBITDA Reconciliation	Last Twelve Months
Operating Income:	$589.7
+ Depreciation and amortization	253.4
+ Non-cash charges	4.1
EBITDA:	$847.2

Interest Expense Reconciliation	Last Twelve Months
Interest Expense:	$211.9
- Interest Income	90.6
- ELF Warrant amortization	21.1
+ Preferred Dividends	27.6
Net Interest Expense as defined:	$127.8

* Facility is not drawn as of December 31, 2008

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a weakening economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.